Exhibit 3.27

CERTIFICATE OF FORMATION

OF

DELL GLOBAL HOLDINGS XV L.L.C.

This Certificate of Formation of Dell Global Holdings XV L.L.C. (the “LLC”) is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et. seq.).

1.	The name of the limited liability company is Dell Global Holdings XV L.L.C.

2.

The address of the registered office of the LLC in the State of Delaware is: Corporation Service Company, 251 Little Falls Drive, Wilmington (New Castle County), Delaware 19808-1674. The name of its registered agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Dell Global Holdings XV L.L.C. as of this 29th day of January, 2018.

By:	/s/ Janet M. Bawcom
Janet M. Bawcom
Authorized Person

CERTIFICATE OF MERGER

OF

DELL GLOBAL HOLDINGS XIII L.L.C.

(A Delaware limited liability company)

WITH AND INTO

DELL GLOBAL HOLDINGS XV L.L.C.

(A Delaware limited liability company)

Dated: March 28, 2018

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Dell Global Holdings XIII L.L.C.	Delaware
Dell Global Holdings XV L.L.C.	Delaware

SECOND: An Agreement and Plan of Merger has been approved and executed by (i) Dell Global Holdings XIII L.L.C. a Delaware limited liability company (the “Non-Surviving LLC”), and (ii) Dell Global Holdings XV L.L.C., a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving Delaware limited liability company is Dell Global Holdings XV L.L.C.

FOURTH: The merger of the Non-Surviving LLC into the Surviving LLC shall be effective on March 31, 2018, at 9:15 a.m. Eastern Daylight Time.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is One Dell Way, Round Rock, Texas 78682.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member of the Non-Surviving LLC.

[Signature page follows]

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C. has caused this Certificate of Merger to be duly executed as of the date first written above.

DELL GLOBAL HOLDINGS XV L.L.C.

By:	/s/ Janet M. Bawcom
Name:Janet M. Bawcom
Title: Senior Vice President and Assistant Secretary

[Signature Page to Certificate of Merger — Dell Global Holdings XIII L.L.C. into Dell Global Holdings XV L.L.C.]

CERTIFICATE OF MERGER

OF

EMC GROUP 5 LIMITED

(A Bermuda exempted company)

INTO

DELL GLOBAL HOLDINGS XV L.L.C.

(A Delaware limited liability company)

Dated: March 28, 2018

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
EMC Group 5 Limited	Bermuda
Dell Global Holdings XV L.L.C.	Delaware

SECOND: An Agreement and Plan of Merger has been approved and executed by (i) EMC Group 5 Limited, a Bermuda exempted company (the “Non-Surviving Entity”), and (ii) Dell Global Holdings XV L.L.C., a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving Delaware limited liability company is Dell Global Holdings XV L.L.C.

FOURTH: The merger of the Non-Surviving Entity into the Surviving LLC shall be effective on March 31, 2018, at 8:15 a.m. Eastern Daylight Time.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is One Dell Way, Round Rock, Texas 78682.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving Entity.

[Signature page follows]

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C. has caused this Certificate of Merger to be duly executed as of the date first written above.

DELL GLOBAL HOLDINGS XV L.L.C.

By:	/s/ Janet M. Bawcom
Name: Janet M. Bawcom
Title: Senior Vice President and Assistant Secretary

[Signature Page to Certificate of Merger – EMC Group 5 Limited into Dell Global Holdings XV L.L.C.]

CERTIFICATE OF TERMINATION

OF

CERTIFICATE OF MERGER

OF

EMC GROUP 5 LIMITED

INTO

DELL GLOBAL HOLDINGS XV L.L.C.

Pursuant to Section 18-206(c) of the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), Dell Global Holdings XV L.L.C., a Delaware limited liability company, does hereby certify:

FIRST: That a Certificate of Merger merging EMC Group 5 Limited into Dell Global Holdings XV L.L.C. was filed in the office of the Secretary of State of the State of Delaware on March 28, 2018 (the “Certificate of Merger”).

SECOND: That the Certificate of Merger provided that said instrument would be effective at 8:15 a.m. Eastern Daylight Time on March 31, 2018.

THIRD: That the Certificate of Merger is hereby terminated.

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C. has caused this Certificate to be signed by an authorized person this 29th day of March, 2018.

DELL GLOBAL HOLDINGS XV L.L.C.

/s/ Janet M. Bawcom
Name: Janet M. Bawcom
Title: Authorized Person

[Signature Page to Certificate of Termination of Certificate of Merger of Dell Global Holdings XV L.L.C.]

CERTIFICATE OF MERGER

OF

EMC GROUP 5 LIMITED

(A Bermuda exempted company)

INTO

DELL GLOBAL HOLDINGS XV L.L.C.

(A Delaware limited liability company)

Dated: September 11, 2018

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
EMC Group 5 Limited	Bermuda
Dell Global Holdings XV L.L.C.	Delaware

SECOND: An Agreement and Plan of Merger has been approved and executed by (i) EMC Group 5 Limited, a Bermuda exempted company (the “Non-Surviving Entity”), and (ii) Dell Global Holdings XV L.L.C., a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving Delaware limited liability company is Dell Global Holdings XV L.L.C.

FOURTH: The merger of the Non-Surviving Entity into the Surviving LLC shall be effective on September 15, 2018.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC The address of such place of business of the Surviving LLC is One Dell Way, Round Rock, Texas 78682.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving Entity.

[Signature page follows]

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C. has caused this Certificate of Merger to be duly executed as of the date first written above.

DELL GLOBAL HOLDINGS XV L.L.C.

By:	/s/ Janet M. Bawcom
Name: Janet M. Bawcom
Title: Senior Vice President and Assistant Secretary

[Signature Page to Certificate of Merger – EMC Group 5 Limited into Dell Global Holdings XV L.L.C.]

CERTIFICATE OF MERGER

OF

EMC GROUP 4

(A Bermuda unlimited liability company)

INTO

DELL GLOBAL HOLDINGS XV L.L.C.

(A Delaware limited liability company)

Dated: September 27, 2018

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
EMC Group 4	Bermuda
Dell Global Holdings XV L.L.C.	Delaware

SECOND: An Agreement and Plan of Merger has been approved and executed by (i) EMC Group 4, a Bermuda unlimited liability company (the “Non-Surviving Entity”), and (ii) Dell Global Holdings XV L.L.C., a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving Delaware limited liability company is Dell Global Holdings XV L.L.C.

FOURTH: The merger of the Non-Surviving Entity into the Surviving LLC shall be effective on September 28, 2018.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC The address of such place of business of the Surviving LLC is One Dell Way, Round Rock, Texas 78682.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving Entity,

[Signature page follows]

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C. has caused this Certificate of Merger to be duly executed as of the date first written above.

DELL GLOBAL HOLDINGS XV L.L.C.

By:	/s/ Janet M. Bawcom
Name: Janet M. Bawcom
Title: Senior Vice President and Assistant Secretary

[Signature Page to Certificate of Merger – EMC Group 4 into Dell Global Holdings XV L.L.C.]